                                                                    EXHIBIT 20.1


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C


                         MONTHLY SERVICER'S CERTIFICATE




      Accounting Date:                                      October 31, 2001
                                                            -----------------
      Determination Date:                                   November 7, 2001
                                                            -----------------
      Distribution Date:                                   November 15, 2001
                                                            -----------------
      Monthly Period Ending:                                October 31, 2001
                                                            -----------------


      This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1997, among Arcadia Automobile Receivables Trust, 1997-C (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

      Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


 I.   Collection Account Summary

      Available Funds:
                  Payments Received                                                            $7,214,840.50
                  Liquidation Proceeds (excluding Purchase Amounts)                              $359,891.48
                  Current Monthly Advances                                                        101,432.30
                  Amount of withdrawal, if any, from the Spread Account                          $318,651.59
                  Monthly Advance Recoveries                                                     (125,894.74)
                  Purchase Amounts-Warranty and Administrative Receivables                             $0.00
                  Purchase Amounts - Liquidated Receivables                                            $0.00
                  Income from investment of funds in Trust Accounts                               $13,729.10
                                                                                             ----------------
      Total Available Funds                                                                                     $7,882,650.23
                                                                                                               ===============

      Amounts Payable on Distribution Date:
                  Reimbursement of Monthly Advances                                                    $0.00
                  Backup Servicer Fee                                                                  $0.00
                  Basic Servicing Fee                                                            $115,003.38
                  Trustee and other fees                                                               $0.00
                  Class A-1 Interest Distributable Amount                                              $0.00
                  Class A-2 Interest Distributable Amount                                              $0.00
                  Class A-3 Interest Distributable Amount                                              $0.00
                  Class A-4 Interest Distributable Amount                                         $56,064.13
                  Class A-5 Interest Distributable Amount                                        $545,014.58
                  Noteholders' Principal Distributable Amount                                  $7,166,568.13
                  Amounts owing and not paid to Security Insurer under
                                 Insurance Agreement                                                   $0.00
                  Supplemental Servicing Fees (not otherwise paid to Servicer)                         $0.00
                  Spread Account Deposit                                                               $0.00
                                                                                             ----------------
      Total Amounts Payable on Distribution Date                                                                $7,882,650.23
                                                                                                               ===============


                                 Page 1 (1997-C)


 II.       Available Funds

           Collected Funds (see V)
                                      Payments Received                                         $7,214,840.50
                                      Liquidation Proceeds (excluding Purchase
                                         Amounts)                                                 $359,891.48    $7,574,731.98
                                                                                              ----------------

           Purchase Amounts                                                                                              $0.00

           Monthly Advances
                                      Monthly Advances - current Monthly Period
                                         (net)                                                    ($24,462.44)
                                      Monthly Advances - Outstanding Monthly Advances
                                         not otherwise reimbursed to the Servicer                       $0.00      ($24,462.44)
                                                                                              ----------------

           Income from investment of funds in Trust Accounts                                                        $13,729.10
                                                                                                                ---------------

           Available Funds                                                                                       $7,563,998.64
                                                                                                                ===============

III.       Amounts Payable on Distribution Date

           (i)(a)      Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by OFL or the Servicer)                                                       $0.00

           (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                        $0.00

           (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to
                       Servicer)                                                                                         $0.00

           (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the
                       Servicer):
                                      Owner Trustee                                                     $0.00
                                      Administrator                                                     $0.00
                                      Indenture Trustee                                                 $0.00
                                      Indenture Collateral Agent                                        $0.00
                                      Lockbox Bank                                                      $0.00
                                      Custodian                                                         $0.00
                                      Backup Servicer                                                   $0.00
                                      Collateral Agent                                                  $0.00            $0.00
                                                                                              ----------------

           (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                        $115,003.38

           (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                      $0.00

           (iii)(c)    Servicer reimbursements for mistaken deposits or postings
                       of checks returned for insufficient funds (not otherwise
                       reimbursed to Servicer)                                                                           $0.00

           (iv)        Class A-1 Interest Distributable Amou nt                                                          $0.00
                       Class A-2 Interest Distributable Amount                                                           $0.00
                       Class A-3 Interest Distributable Amount                                                           $0.00
                       Class A-4 Interest Distributable Amount                                                      $56,064.13
                       Class A-5 Interest Distributable Amount                                                     $545,014.58

           (v)         Noteholders' Principal Distributable Amount
                                      Payable to Class A-1 Noteholders                                                   $0.00
                                      Payable to Class A-2 Noteholders                                                   $0.00
                                      Payable to Class A-3 Noteholders                                                   $0.00
                                      Payable to Class A-4 Noteholders                                           $7,166,568.13
                                      Payable to Class A-5 Noteholders                                                   $0.00

           (vii)       Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
                       Holdback Subaccount (applies only on the Class A-1 Final
                       Scheduled Distribution Date)                                                                      $0.00

           (ix)        Amounts owing and not paid to Security Insurer under Insurance
                       Agreement                                                                                         $0.00
                                                                                                                ---------------

                       Total amounts payable on Distribution Date                                                $7,882,650.23
                                                                                                                ===============

                                 Page 2 (1997-C)


 IV.       Calculation of Credit Enhancement Fee ("Spread Account Deposit");
           withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
           Account Shortfall and Class A-1 Maturity Shortfall

           Spread Account deposit:

                       Amount of excess, if any, of Available Funds over total
                       amounts payable (or amount of such excess up to the
                       Spread Account Maximum Amount)                                                  $0.00

           Reserve Account Withdrawal on any Determination Date:

                       Amount of excess, if any, of total amounts payable over
                       Available Funds (excluding amounts payable under item
                       (vii) of Section III)                                                           $0.00

                       Amount available for withdrawal from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount), equal to
                       the difference between the amount on deposit in the
                       Reserve Account and the Requisite Reserve Amount (amount
                       on deposit in the Reserve Account calculated taking into
                       account any withdrawals from or deposits to the Reserve
                       Account in respect of transfers of Subsequent
                       Receivables)                                                                    $0.00

                       (The amount of excess of the total amounts payable
                       (excluding amounts payable under item (vii) of Section
                       III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                       (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                       Account.)

                       Amount of withdrawal, if any, from the Reserve Account                          $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final
           Scheduled Distribution Date:

                       Amount by which (a) the remaining principal balance of
                       the Class A-1 Notes exceeds (b) Available Funds after
                       payment of amounts set forth in item (v) of Section III                         $0.00

                       Amount available in the Class A-1 Holdback Subaccount                           $0.00

                       (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                       Subaccount, and deposited in the Note Distribution
                       Account for payment to the Class A-1 Noteholders)

                       Amount of withdrawal, if any, from the Class A-1
                       Holdback Subaccount                                                             $0.00

           Deficiency Claim Amount:

                       Amount of excess, if any, of total amounts payable over
                       funds available for withdrawal from Reserve Amount, the
                       Class A-1 Holdback Subaccount and Available Funds                               $0.00

                       (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                       Section III and pursuant to a withdrawal from the Class
                       A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                       Amount of excess, if any, on the Distribution Date on or
                       immediately following the end of the Funding Period, of
                       (a) the sum of the Class A-1 Prepayment Amount, the
                       Class A-2 Prepayment Amount, the Class A-3 Prepayment
                       Amount, the Class A-4 Prepayment Amount, and the Class
                       A-5 Prepayment Amount over (b) the amount on deposit in
                       the Pre-Funding Account                                                         $0.00

           Class A-1 Maturity Shortfall:

                       Amount of excess, if any, on the Class A-1 Final
                       Scheduled Distribution Date, of (a) the unpaid principal
                       balance of the Class A-1 Notes over (b) the sum of the
                       amounts deposited in the Note Distribution Account under
                       item (v) and (vii) of Section III or pursuant to a
                       withdrawal from the Class A-1 Holdback Subaccount.                              $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
           Class A-1 Maturity Shortfall exists, the Trustee shall deliver a
           Deficiency Notice to the Collateral Agent, the Security Insurer, the
           Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
           Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
           A-1 Maturity Shortfall.)

                                 Page 3 (1997-C)

 V.        Collected Funds

           Payments Received:
                            Supplemental Servicing Fees                                      $0.00
                            Amount allocable to interest                              1,411,489.26
                            Amount allocable to principal                             5,803,351.24
                            Amount allocable to Insurance Add-On Amounts                     $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                       $0.00
                                                                                   ----------------

           Total Payments Received                                                                              $7,214,840.50

           Liquidation Proceeds:
                            Gross amount realized with respect to
                               Liquidated Receivables                                   411,964.36

                            Less: (i) reasonable expenses incurred by Servicer
                               in connection with the collection of such
                               Liquidated Receivables and the repossession
                               and disposition of the related Financed Vehicles
                               and (ii) amounts required to be refunded to
                               Obligors on such Liquidated Receivables                  (52,072.88)
                                                                                   ----------------

           Net Liquidation Proceeds                                                                               $359,891.48

           Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                                      $0.00
                            Amount allocable to interest                                     $0.00
                            Amount allocable to principal                                    $0.00
                            Amount allocable to Insurance Add-On Amounts                     $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                       $0.00                      $0.00
                                                                                   ----------------            ---------------

           Total Collected Funds                                                                                $7,574,731.98
                                                                                                               ===============

 VI.       Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                      $0.00
                            Amount allocable to interest                                     $0.00
                            Amount allocable to principal                                    $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                       $0.00

           Purchase Amounts - Administrative Receivables                                                                $0.00
                            Amount allocable to interest                                     $0.00
                            Amount allocable to principal                                    $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                       $0.00
                                                                                   ----------------

           Total Purchase Amounts                                                                                       $0.00
                                                                                                               ===============

VII.       Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                           $244,325.57

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                            Payments received from Obligors                           ($125,894.74)
                            Liquidation Proceeds                                             $0.00
                            Purchase Amounts - Warranty Receivables                          $0.00
                            Purchase Amounts - Administrative Receivables                    $0.00
                                                                                   ----------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                            ($125,894.74)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                           ($125,894.74)

           Remaining Outstanding Monthly Advances                                                                 $118,430.83

           Monthly Advances - current Monthly Period                                                              $101,432.30
                                                                                                               ---------------

           Outstanding Monthly Advances - immediately following the Distribution Date                             $219,863.13
                                                                                                               ===============

                                 Page 4 (1997-C)

VIII.      Calculation of Interest and Principal Payments

           A.  Calculation of Principal Distribution Amount

                   Payments received allocable to principal                                                       $5,803,351.24
                   Aggregate of Principal Balances as of the Accounting Date of all
                      Receivables that became Liquidated Receivables
                      during the Monthly Period                                                                   $1,363,216.89
                   Purchase Amounts - Warranty Receivables allocable to principal                                         $0.00
                   Purchase Amounts - Administrative Receivables allocable to principal                                   $0.00
                   Amounts withdrawn from the Pre-Funding Account                                                         $0.00
                   Cram Down Losses                                                                                       $0.00
                                                                                                                 ---------------

                   Principal Distribution Amount                                                                  $7,166,568.13
                                                                                                                 ===============

           B.  Calculation of Class A-1 Interest Distributable Amount

                   Class A-1 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                      of principal to Class A-1 Noteholders on such Distribution Date)                   $0.00

                   Multiplied by the Class A-1 Interest Rate                                             5.650%

                   Multiplied by actual days in the period, or in the case of the
                      first Distribution Date, by 27/360                                            0.08611111            $0.00
                                                                                               ----------------

                   Plus any unpaid Class A-1 Interest Carryover Shortfall                                                 $0.00
                                                                                                                 ---------------

                   Class A-1 Interest Distributable Amount                                                                $0.00
                                                                                                                 ===============

           C.  Calculation of Class A-2 Interest Distributable Amount

                   Class A-2 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                      of principal to Class A-2 Noteholders on such Distribution Date)                   $0.00

                   Multiplied by the Class A-2 Interest Rate                                             6.050%

                   Multiplied by 1/12 or, in the case of the first Distribution
                      Date, by 27/360                                                               0.08333333            $0.00
                                                                                               ----------------

                   Plus any unpaid Class A-2 Interest Carryover Shortfall                                                 $0.00
                                                                                                                 ---------------

                   Class A-2 Interest Distributable Amount                                                                $0.00
                                                                                                                 ===============

           D.  Calculation of Class A-3 Interest Distributable Amount

                   Class A-3 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                      of principal to Class A-3 Noteholders on such Distribution Date)                   $0.00

                   Multiplied by the Class A-3 Interest Rate                                             6.250%

                   Multiplied by 1/12 or, in the case of the first Distribution Date,
                      by 27/360                                                                     0.08333333            $0.00
                                                                                               ----------------

                   Plus any unpaid Class A-3 Interest Carryover Shortfall                                                 $0.00
                                                                                                                 ---------------

                   Class A-3 Interest Distributable Amount                                                                $0.00
                                                                                                                 ===============

           E.  Calculation of Class A-4 Interest Distributable Amount

                   Class A-4 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                      of principal to Class A-4 Noteholders on such Distribution Date)          $10,553,248.57

                   Multiplied by the Class A-4 Interest Rate                                             6.375%

                   Multiplied by 1/12 or, in the case of the first Distribution Date,
                      by 27/360                                                                     0.08333333       $56,064.13
                                                                                               ----------------

                   Plus any unpaid Class A-4 Interest Carryover Shortfall                                                 $0.00
                                                                                                                 ---------------

                   Class A-4 Interest Distributable Amount                                                           $56,064.13
                                                                                                                 ===============


                                 Page 5 (1997-C)


           F.  Calculation of Class A-5 Interest Distributable Amount

                   Class A-5 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                      of principal to Class A-5 Noteholders on such Distribution Date)    $99,850,000.00

                   Multiplied by the Class A-5 Interest Rate                                       6.550%

                   Multiplied by 1/12 or, in the case of the first Distribution Date,
                      by 27/360                                                               0.08333333        $545,014.58
                                                                                         ----------------

                   Plus any unpaid Class A-5 Interest Carryover Shortfall                                             $0.00
                                                                                                             ---------------

                   Class A-5 Interest Distributable Amount                                                      $545,014.58
                                                                                                             ===============


           G.  Calculation of Noteholders' Interest Distributable Amount

                   Class A-1 Interest Distributable Amount                                         $0.00
                   Class A-2 Interest Distributable Amount                                         $0.00
                   Class A-3 Interest Distributable Amount                                         $0.00
                   Class A-4 Interest Distributable Amount                                    $56,064.13
                   Class A-5 Interest Distributable Amount                                   $545,014.58

                   Noteholders' Interest Distributable Amount                                                   $601,078.72
                                                                                                             ===============

           H.  Calculation of Noteholders' Principal Distributable Amount:

                   Noteholders' Monthly Principal Distributable Amount:

                   Principal Distribution Amount                                           $7,166,568.13

                   Multiplied by Noteholders' Percentage ((i) for each Distribution
                      Date before the principal balance of the Class A-1 Notes
                      is reduced to zero, 100%, (ii) for the Distribution Date
                      on which the principal balance of the Class A-1 Notes is
                      reduced to zero, 100% until the principal balance of the
                      Class A-1 Notes is reduced to zero and with respect to
                      any remaining portion of the Principal Distribution
                      Amount, the initial principal balance of the Class A-2
                      Notes over the Aggregate Principal Balance (plus any
                      funds remaining on deposit in the Pre-Funding Account)
                      as of the Accounting Date for the preceding Distribution
                      Date minus that portion of the Principal Distribution
                      Amount applied to retire the Class A-1 Notes and (iii)
                      for each Distribution Date thereafter, outstanding
                      principal balance of the Class A-2 Notes on the
                      Determination Date over the Aggregate Principal Balance
                      (plus any funds remaining on deposit in the Pre-Funding
                      Account) as of the Accounting Date for the preceding
                      Distribution Date)                                                          100.00%      $7,166,568.13
                                                                                         ----------------

                   Unpaid Noteholders' Principal Carryover Shortfall                                                  $0.00
                                                                                                             ---------------

                   Noteholders' Principal Distributable Amount                                                $7,166,568.13
                                                                                                             ===============

           I.  Application of Noteholders' Principal Distribution Amount:

                   Amount of Noteholders' Principal Distributable Amount
                   payable to Class A-1 Notes (equal to entire Noteholders'
                   Principal Distributable Amount until the principal balance
                   of the Class A-1 Notes is reduced to zero)                                                         $0.00
                                                                                                             ===============

                   Amount of Noteholders' Principal Distributable Amount
                   payable to Class A-2 Notes (no portion of the Noteholders'
                   Principal Distributable Amount is payable to the Class A-2
                   Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire
                   Noteholders' Principal Distributable Amount)                                               $7,166,568.13
                                                                                                             ===============

                                 Page 6 (1997-C)

 IX.  Pre-Funding Account

      A.  Withdrawals from Pre-Funding Account:

      Amount on deposit in the Pre-Funding Account as of the preceding
         Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                     $0.00
                                                                                                            ---------------
                                                                                                                     $0.00
                                                                                                            ===============

      Less: withdrawals from the Pre-Funding Account in respect of transfers of
         Subsequent Receivables to the Trust occurring on a Subsequent Transfer
         Date (an amount equal to (a) $0 (the aggregate Principal Balance of
         Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount
         after giving effect to transfer of Subsequent Receivables over (ii) $0))                                    $0.00

      Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the December 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
         below)                                                                                                      $0.00
                                                                                                            ---------------

      Amount remaining on deposit in the Pre-Funding Account after
         Distribution Date
                                                                                                    $0.00
                                                                                          ----------------
                                                                                                                     $0.00
                                                                                                            ===============


      B.  Distributions to Noteholders from certain withdrawals from the Pre-Funding
          Account:

      Amount withdrawn from the Pre-Funding Account as a result of the
         Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (December 1997
         Distribution Date) or the Pre-Funded Amount being reduced
         to $100,000 or less on any Distribution Date                                                                $0.00

      Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                          $0.00

      Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                          $0.00

      Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                          $0.00

      Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                          $0.00

      Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
         Distribution Date)                                                                                          $0.00

      C.  Prepayment Premiums:

      Class A-1 Prepayment Premium                                                                                   $0.00
      Class A-2 Prepayment Premium                                                                                   $0.00
      Class A-3 Prepayment Premium                                                                                   $0.00
      Class A-4 Prepayment Premium                                                                                   $0.00
      Class A-5 Prepayment Premium                                                                                   $0.00


                                 Page 7 (1997-C)

 X.   Reserve Account

      Requisite Reserve Amount:

      Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
         Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                  Product of (x)  6.19% (weighted average interest of Class A-1 Interest Rate,
                  Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4
                  Interest Rate, Class A-5 Interest Rate (based on outstanding
                  Class A-1, A-2, A-3, A-4, and A-5 principal balance) divided by 360,
                  (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and
                  (z) 0 (the number of days until the August 1997 Distribution Date))                              $0.00

                  Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded
                  Amount on such Distribution Date) and (z) 0 (the number of days until
                  the December 1997 Distribution Date)                                                             $0.00
                                                                                                          ---------------


      Requisite Reserve Amount                                                                                     $0.00
                                                                                                          ===============

      Amount on deposit in the Reserve Account (other than the Class A-1
         Holdback Subaccount) as of the preceding Distribution Date or, in the
         case of the first Distribution Date, as of the Closing Date                                               $0.00

      Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account
         in respect of transfers of Subsequent Receivables)                                                        $0.00

      Less: the excess, if any, of the amount on deposit in the Reserve Account
         (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve
         Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the
         Pre-Funding Account in respect of transfers of Subsequent Receivables)                                    $0.00

      Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback
         Subaccount) to cover the excess, if any, of total amount payable over Available
         Funds (see IV above)                                                                                      $0.00
                                                                                                          ---------------

      Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
         Subaccount) after the Distribution Date                                                                   $0.00
                                                                                                          ===============

 XI.  Class A-1 Holdback Subaccount:

      Class A-1 Holdback Amount:

      Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as
         applicable,                                                                                               $0.00

      Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
         Pool Balance after giving effect to the transfer of Subsequent
         Receivables on the Distribution Date or on a Subsequent Transfer Date
         preceding the Distribution Date))                                                                         $0.00

      Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
         a Class A-1 Maturity Shortfall (see IV above)                                                             $0.00

      Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
         Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
         withdrawal to be released by the Indenture Trustee)                                                       $0.00
                                                                                                          ---------------

      Class A-1 Holdback Subaccount immediately following the Distribution Date                                    $0.00
                                                                                                          ===============

                                 Page 8 (1997-C)

XII.    Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the Monthly Period     $110,403,248.57
        Multiplied by Basic Servicing Fee Rate                                               1.25%
        Multiplied by months per year                                                   0.0833333
                                                                                  ----------------

        Basic Servicing Fee                                                                           $115,003.38

        Less: Backup Servicer Fees (annual rate of 1 bp)                                                    $0.00

        Supplemental Servicing Fees                                                                         $0.00
                                                                                                  ----------------

        Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $115,003.38
                                                                                                                    ===============

XIII.   Information for Preparation of Statements to Noteholders

        a.      Aggregate principal balance of the Notes as of first day of Monthly Period
                               Class A-1 Notes                                                                               $0.00
                               Class A-2 Notes                                                                               $0.00
                               Class A-3 Notes                                                                               $0.00
                               Class A-4 Notes                                                                      $10,553,248.57
                               Class A-5 Notes                                                                      $99,850,000.00

        b.      Amount distributed to Noteholders allocable to principal
                               Class A-1 Notes                                                                               $0.00
                               Class A-2 Notes                                                                               $0.00
                               Class A-3 Notes                                                                               $0.00
                               Class A-4 Notes                                                                       $7,166,568.13
                               Class A-5 Notes                                                                               $0.00

        c.      Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                               Class A-1 Notes                                                                               $0.00
                               Class A-2 Notes                                                                               $0.00
                               Class A-3 Notes                                                                               $0.00
                               Class A-4 Notes                                                                       $3,386,680.44
                               Class A-5 Notes                                                                      $99,850,000.00

        d.      Interest distributed to Noteholders
                               Class A-1 Notes                                                                               $0.00
                               Class A-2 Notes                                                                               $0.00
                               Class A-3 Notes                                                                               $0.00
                               Class A-4 Notes                                                                          $56,064.13
                               Class A-5 Notes                                                                         $545,014.58

        e.      1.  Class A-1 Interest Carryover Shortfall, if any (and change in
                    amount from preceding statement)                                                                         $0.00
                2.  Class A-2 Interest Carryover Shortfall, if any (and change in
                    amount from preceding statement)                                                                         $0.00
                3.  Class A-3 Interest Carryover Shortfall, if any (and change in
                    amount from preceding statement)                                                                         $0.00
                4.  Class A-4 Interest Carryover Shortfall, if any (and change in
                    amount from preceding statement)                                                                         $0.00
                5.  Class A-5 Interest Carryover Shortfall, if any (and change in
                    amount from preceding statement)                                                                         $0.00

        f.      Amount distributed payable out of amounts withdrawn from or pursuant to:
                1.  Reserve Account                                                                         $0.00
                2.  Spread Account Class A-1 Holdback Subaccount                                            $0.00
                3.  Claim on the Note Policy                                                                $0.00

        g.      Remaining Pre-Funded Amount                                                                                  $0.00

        h.      Remaining Reserve Amount                                                                                     $0.00

        i.      Amount on deposit on Class A-1 Holdback Subaccount                                                           $0.00

        j.      Prepayment amounts
                               Class A-1 Prepayment Amount                                                                   $0.00
                               Class A-2 Prepayment Amount                                                                   $0.00
                               Class A-3 Prepayment Amount                                                                   $0.00
                               Class A-4 Prepayment Amount                                                                   $0.00
                               Class A-5 Prepayment Amount                                                                   $0.00

        k.       Prepayment Premiums
                               Class A-1 Prepayment Premium                                                                  $0.00
                               Class A-2 Prepayment Premium                                                                  $0.00
                               Class A-3 Prepayment Premium                                                                  $0.00
                               Class A-4 Prepayment Premium                                                                  $0.00
                               Class A-5 Prepayment Premium                                                                  $0.00

        l.      Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees,
                   if any, paid by the Trustee on behalf of the Trust                                                  $115,003.38

        m.      Note Pool Factors (after giving effect to distributions on the
                   Distribution Date)
                               Class A-1 Notes                                                                          0.00000000
                               Class A-2 Notes                                                                          0.00000000
                               Class A-3 Notes                                                                          0.00000000
                               Class A-4 Notes                                                                          0.01820796
                               Class A-5 Notes                                                                          1.00000000


                                 Page 9 (1997-C)

XVI.    Pool Balance and Aggregate Principal Balance

                Original Pool Balance at beginning of Monthly Period                                               $774,999,997.81
                Subsequent Receivables                                                                                       $0.00
                                                                                                                   ----------------
                Original Pool Balance at end of Monthly Period                                                     $774,999,997.81
                                                                                                                   ================

                Aggregate Principal Balance as of preceding Accounting Date                                        $110,403,248.57
                Aggregate Principal Balance as of current Accounting Date                                          $103,236,680.44




        Monthly Period Liquidated Receivables                                              Monthly Period Administrative Receivables

                                               Loan #                    Amount                         Loan #            Amount
                                               ------                    ------                         ------            ------
                                 see attached listing                 $1,363,216.89               see attached listing        --
                                                                                                                           $0.00
                                                                                                                           $0.00
                                                                      $1,363,216.89                                        $0.00
                                                                      ==============                                       ======

XVIII.    Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date) of all Receivables
             delinquent more than 30 days with respect to all or any portion of a
             Scheduled Payment as of the Accounting Date                                        9,360,330.37

          Aggregate Principal Balance as of the Accounting Date                              $103,236,680.44
                                                                                            -----------------

          Delinquency Ratio                                                                                        9.06686493%
                                                                                                                  ============




        IN WITNESS WHEREOF, I, Cindy A. Barmeier, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                                ARCADIA FINANCIAL LTD.

By:                                             By:
   --------------------------                      -----------------------------
Name:    Daniel Radev                           Name: Cindy A. Barmeier
     ------------------------                        ---------------------------
Title:   Assistant Secretary                    Title: Assistant Vice President
      -----------------------                         --------------------------


                                Page 10 (1997-C)